UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023 (May 2, 2023)

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a)    The Annual Meeting of Shareholders of American Express Company (the “Company”) was held on May 2, 2023. A quorum was present at the meeting as required by the Company’s By-laws. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.
Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter. For matters 2, 3, 5 and 6, the percentages for and against each matter reflect all of the votes cast.
(b)
1.    Election of Directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Thomas J. Baltimore	479,624,564	121,453,271	4,936,092	53,817,537
John J. Brennan	581,119,549	20,043,204	4,851,174	53,817,537
Peter Chernin	549,384,864	51,753,000	4,876,063	53,817,537
Walter J. Clayton III	598,270,950	2,843,190	4,899,787	53,817,537
Ralph de la Vega	589,228,406	11,840,979	4,944,542	53,817,537
Theodore J. Leonsis	574,975,457	26,091,499	4,946,971	53,817,537
Deborah P. Majoras	596,446,897	4,772,145	4,794,885	53,817,537
Karen L. Parkhill	599,094,484	2,135,544	4,783,899	53,817,537
Charles E. Phillips	591,439,373	9,639,026	4,935,528	53,817,537
Lynn A. Pike	592,731,380	8,475,509	4,807,038	53,817,537
Stephen J. Squeri	576,197,797	24,250,274	5,565,856	53,817,537
Daniel L. Vasella	579,248,198	21,852,716	4,913,013	53,817,537
Lisa W. Wardell	595,914,508	5,285,626	4,813,793	53,817,537
Christopher D. Young	585,833,546	15,300,262	4,880,119	53,817,537

All 14 of the Company's nominees for director received over a majority of votes cast.
2.    Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
645,005,340	98.44%	10,213,960	1.55%	4,612,164	—
3.    Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
324,057,946	54.16%	274,233,966	45.83%	7,722,015	53,817,537
4.    Votes regarding an advisory (non-binding) vote approving the frequency of future advisory votes on executive compensation were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
594,167,056	563,647	6,252,049	5,031,175	53,817,537
5.    Votes on a shareholder proposal relating to shareholder ratification of termination pay were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
211,507,685	35.23%	388,846,680	64.76%	5,659,562	53,817,537

6.    Votes on a shareholder proposal relating to abortion and consumer data privacy were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
68,349,001	11.53%	524,377,673	88.46%	13,287,253	53,817,537

(d)    Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation:
A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our shareholders, the Board of Directors has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2029.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ Kristina V. Fink
Name: Kristina V. Fink
Title: Corporate Secretary

Date: May 5, 2023